                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       ORANGE AND ROCKLAND UTILITIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       ORANGE AND ROCKLAND UTILITIES, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
  /1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO]
ORANGE & ROCKLAND  One Blue Hill Plaza, Pearl River, New York 10965

                                                                    May 19, 1994

Dear Employee:

     The Annual Meeting of Shareholders of Orange and Rockland Utilities, Inc. has been adjourned and will reconvene at 2:00 P.M. on June 10, 1994, at the Company's Operations Center, 75 West Route 59, Spring Valley, New York. The meeting was adjourned to provide shareholders additional time to vote their Shares on Proposal 2.

     Mellon Bank, as Trustee of the Orange and Rockland Utilities, Inc. Management Employees' Savings Plan (the "Plan") holds in trust Company Common Stock in which Plan participants have invested.

     You have the right to give instructions as to how you wish the Trustee to vote your Plan shares on all matters presented to the Company's shareholders. The enclosed proxy card provides an opportunity for you to vote or to change or revoke a prior vote. The proxy card must be received no later than June 7, 1994.

     As more fully described in the proxy statement previously sent to you, YOUR BOARD URGES YOU TO VOTE FOR PROPOSAL 2. Your Board needs to work as a cohesive unit, and to do so we believe that Mr. Smith must be removed from the Board. On May 12, 1994, Mr. Smith served the Company with an Order to Show Cause seeking, among other things, to enjoin the Company from considering any votes cast subsequent to the adjournment of the Annual Meeting with regard to the proposal to remove Mr. Smith from the Board of Directors for cause. On May 20, 1994, a hearing will be held with respect to Mr. Smith's demand for preliminary injunctive relief. The Company views Mr. Smith's suit as without merit.

     THE PROXY CARD FOR YOUR PLAN SHARES MUST BE RECEIVED BY JUNE 7, 1994. IN THE EVENT YOU DO NOT RETURN THE ENCLOSED PROXY CARD, THE TRUSTEE WILL VOTE YOUR SHARES AS YOU PREVIOUSLY DIRECTED ON PROPOSAL 2, OR IF YOU DID NOT PREVIOUSLY VOTE ON PROPOSAL 2, THE TRUSTEE WILL VOTE YOUR SHARES IN THE SAME PROPORTION ON PROPOSAL 2 AS THE SHARES FOR WHICH THE TRUSTEE HAS RECEIVED INSTRUCTIONS.

     In order to avoid further expense, so that we may move forward, we ask that you please sign, date and return the enclosed proxy card. Proxies are not being solicited with respect to Proposal 1 or 3, and proxies will not be voted pursuant to discretionary authority in favor of any further adjournment of the Annual Meeting. Your confidential voting instructions will be seen only by the Trustee and the Trustee's authorized agent, Chemical Bank.

                                            On Behalf of All the Independent
                                            Directors,

                                            /s/ H. Kent Vanderhoef

                                            H. KENT VANDERHOEF
                                            Acting Chairman of the Board

[LOGO]
ORANGE & ROCKLAND  One Blue Hill Plaza  Pearl River, New York 10965

                                                                    May 19, 1994

Dear Employee:

     The Annual Meeting of Shareholders of Orange and Rockland Utilities, Inc. has been adjourned and will reconvene at 2:00 P.M. on June 10, 1994, at the Company's Operations Center, 75 West Route 59, Spring Valley, New York. The meeting was adjourned to provide shareholders additional time to vote their Shares on Proposal 2.

     Mellon Bank, as Trustee of the Orange and Rockland Utilities, Inc. Hourly Group Savings Plan (the "Plan") holds in trust Company Common Stock in which Plan participants have invested.

     You have the right to give instructions as to how you wish the Trustee to vote your Plan shares on all matters presented to the Company's shareholders. The enclosed proxy card provides an opportunity for you to vote or to change or revoke a prior vote. The proxy card must be received no later than June 7, 1994.

     As more fully described in the proxy statement previously sent to you, YOUR BOARD URGES YOU TO VOTE FOR PROPOSAL 2. Your Board needs to work as a cohesive unit, and to do so we believe that Mr. Smith must be removed from the Board. On May 12, 1994, Mr. Smith served the Company with an Order to Show Cause seeking, among other things, to enjoin the Company from considering any votes cast subsequent to the adjournment of the Annual Meeting with regard to the proposal to remove Mr. Smith from the Board of Directors for cause. On May 20, 1994, a hearing will be held with respect to Mr. Smith's demand for preliminary injunctive relief. The Company views Mr. Smith's suit as without merit.

     THE PROXY CARD FOR YOUR PLAN SHARES MUST BE RECEIVED BY JUNE 7, 1994. IN THE EVENT YOU DO NOT RETURN THE ENCLOSED PROXY CARD, THE TRUSTEE WILL VOTE YOUR SHARES AS YOU PREVIOUSLY DIRECTED ON PROPOSAL 2, OR IF YOU DID NOT PREVIOUSLY VOTE ON PROPOSAL 2, THE TRUSTEE WILL VOTE YOUR SHARES IN THE SAME PROPORTION ON PROPOSAL 2 AS THE SHARES FOR WHICH THE TRUSTEE HAS RECEIVED INSTRUCTIONS.

     In order to avoid further expense, so that we may move forward, we ask that you please sign, date and return the enclosed proxy card. Proxies are not being solicited with respect to Proposal 1 or 3, and proxies will not be voted pursuant to discretionary authority in favor of any further adjournment of the Annual Meeting. Your confidential voting instructions will be seen only by the Trustee and the Trustee's authorized agent, Chemical Bank.

                                            On Behalf of All the Independent
                                            Directors,

                                            /s/ H. Kent Vanderhoef

                                            H. KENT VANDERHOEF
                                            Acting Chairman of the Board

                      ORANGE AND ROCKLAND UTILITIES, INC.

         COMMON STOCK PROXY FOR ADJOURNED ANNUAL MEETING, JUNE 10, 1994

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, revoking all previous proxies, hereby appoints H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. AND VICTORIA A. ROQUE, and each of them, proxies, with power of substitution to each to vote and act at the adjourned annual meeting of ORANGE AND ROCKLAND UTILITIES, INC. to be held at 75 West Route 59, Spring Valley, New York, on Friday, June 10, 1994, at 2:00 P.M., and at any adjournments thereof, on and with respect to the Common Stock of the undersigned, or on and with respect to which the undersigned is entitled to vote or act, as indicated on the reverse side, and as set forth in the notice and proxy statement dated April 6, 1994.



             (Continued, and to be dated and signed, on other side)



EVERY PROPERLY SIGNED PROXY WILL BE VOTED (OR NOT VOTED        I PLAN TO
IN ACCORDANCE WITH SPECIFICATIONS MADE BELOW, AND WILL          ATTEND    [   ]
BE VOTED FOR THE ELECTION OF ALL PERSONS NAMED AND FOR          MEETING
THE ACTIONS PROPOSED IF NO INSTRUCTIONS ARE INDICATED.

          -----------------------   ----------------------
                  COMMON                    D.R.S.
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                  EACH OF THE FOLLOWING PROPOSALS.

{ Item 1--To elect the following three directors }
{ 3-Year Term--J.F. Creamer }
{              K.D. McPherson }
{              L.C. Taliaferro }

{ To withhold authority to vote for any individual nominee(s), print that } { nominee's name below: }

{ ----------------------------------------------------------------------- }


Item 2-To remove James F. Smith from the Board        FOR    AGAINST   ABSTAIN
of Directors for cause.                              [   ]    [   ]     [   ]

{ Item 3-To appoint Arthur Andersen & Co. as }
{ independent public accountants for 1994.           [   ]    [   ]     [   ] }

Item 4-In their discretion, the proxies are authorized to act on such other matters as may properly come before the meeting or any adjournments thereof.

                                  All powers may be exercised by a majority of said proxies or said substitutes voting or acting or, if only one votes and acts, then by that one.

                                  Dated:                                , 1994
                                         -------------------------------


                                  --------------------------------------------
                                                   Signature


                                  --------------------------------------------
                                                   Signature

                                  (NOTE: Signature should agree with name
                                  imprinted hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. If stock is registered in more than one name, each joint owner should sign.)

   IMPORTANT: PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                    APPENDIX TO ELECTRONIC FORMAT DOCUMENT


        On the proxy card, the lines that are within braces "{" and "}" have been struck through on the printed version.